Exhibit 10.1

Execution Copy
Barnes & Noble Education, Inc.
120 Mountain View Boulevard
Basking Ridge, NJ 07920

March 2, 2020

Administrative Agent and Lenders under
that certain Credit Agreement described below
c/o: Bank of America, N.A.,
as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

Re:	Limited Waiver of FILO Loan EBITDA Condition
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of August 3, 2015 (as amended by that certain First Amendment, dated as of February 27, 2017, and by that certain Second Amendment, Waiver and Consent to Credit Agreement, dated as of March 1, 2019, and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings specified in the Credit Agreement), by and among Barnes & Noble Education, Inc., a Delaware corporation (the “Lead Borrower”), the other Persons party thereto as borrowers (collectively with the Lead Borrower, the “Borrowers”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent and Swing Line Lender, and each of the financial institutions party thereto from time to time as Lenders (collectively, the “Lenders”) and/or agents.

Section 2.18(c)(v) of the Credit Agreement provides that it is a condition precedent to each Committed Borrowing of a FILO Loan that “Consolidated EBITDA (adjusted to give pro forma effect to the First Amendment Acquisition in accordance with Section 1.07) minus Restricted Payments (excluding (x) Restricted Payments made by the Lead Borrower or the Acquired Companies prior to the First Amendment Effective Date and (y) Specified Tax Payments) shall have equaled at least the Applicable FILO Availability Threshold for the Measurement Period ended on the last day of the calendar month that most recently ended at least sixty (60) days prior to the first day of the applicable FILO Draw Period” (the “FILO Loan EBITDA Condition” and the Consolidated EBITDA determined as of the Measurement Period ending January 25, 2020 and otherwise in accordance with Section 2.18(c)(v) of the Credit Agreement, the “FILO Adjusted EBITDA (2020)”). The Lead Borrower hereby requests on behalf of the Borrowers that the Administrative Agent and the Required Lenders waive compliance with the FILO Loan EBITDA Condition solely with respect to the proposed initial Committed Borrowing of FILO Loans on or about April 1, 2020 (the “Initial 2020 FILO Loan Borrowing”).

By executing and delivering this waiver letter, the Administrative Agent and each undersigned Lender, constituting at least the Required Lenders, hereby agrees that, subject to satisfaction of all the conditions set forth below and effective upon the occurrence of the Waiver Effective Date (as defined below), the undersigned Required Lenders hereby waive compliance with the FILO Loan EBITDA Condition solely as a condition precedent to the Initial 2020 FILO Loan Borrowing (the “Limited Waiver”). The foregoing waiver is strictly limited to the specified matters and does not constitute, nor should it be deemed to be, a waiver of (x) any other condition precedent to the making of the Initial 2020 FILO Loan Borrowing or (y)

any condition to any Committed Borrowing under the Credit Agreement other than the Initial 2020 FILO Loan Borrowing.

Except as expressly provided in the preceding paragraph with respect to the Limited Waiver, all of the other terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect. Except as expressly provided above, nothing contained in this waiver letter or any other communication between Administrative Agent and/or any of the other Secured Parties, on the one hand, and all or any of the Loan Parties, on the other hand, shall constitute a waiver of any past, present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Documents. Similarly, each of the Administrative Agent and the Secured Parties hereby expressly reserves any rights, privileges, and remedies under the Credit Agreement and each other Loan Document that the Administrative Agent or the Secured Parties may have with respect to each violation, Default or Event of Default. The granting of the Limited Waiver as set forth herein shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of the Administrative Agent or the Lenders, except as expressly set forth herein with respect to the Limited Waiver, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Documents, or (ii) constitute (x) a permanent waiver of any terms or conditions under the Loan Documents (except solely with respect to the Limited Waiver with respect to the Initial 2020 FILO Loan Borrowing) or (y) any course of dealing or other basis for altering any obligation of the Loan Parties (except for the Limited Waiver) or any rights, privilege or remedy of the Administrative Agent or any other Secured Parties under the Credit Agreement or any other Loan Documents.

Please acknowledge your consent to the Limited Waiver upon the terms and conditions upon the terms and conditions set forth herein and otherwise in accordance with the Credit Agreement by executing and returning this waiver letter at your earliest convenience. The Limited Waiver and the 2020 FILO Margin Amendment (defined below) shall become effective on the date (the “Waiver Effective Date”) that the following conditions have been satisfied: (a) the Administrative Agent shall have received executed signature pages hereto from the Loan Parties, the Administrative Agent and the Required Lenders, and (b) the Lead Borrower shall have certified in writing to the Administrative Agent, for the benefit of the Secured Parties, that (i) as of the Measurement Period ended January 25, 2020, FILO Adjusted EBITDA (2020) shall equal at least $75,000,000 and (ii) both immediately before and after giving effect to the Limited Waiver and the 2020 FILO Margin Amendment, no Default or Event of Default shall be continuing.

The Borrowers and Lenders party hereto hereby further agree that, in consideration of the Limited Waiver set forth herein, and notwithstanding anything set forth herein, in the definition of “Applicable Margin” in the Credit Agreement or in any other provision of the Credit Agreement or any other Loan Document to the contrary, solely with respect to Credit Extensions under the FILO Facility made during 2020 after the occurrence of the Waiver Effective Date (collectively, “2020 FILO Credit Extensions”), the Applicable Margin for all such 2020 FILO Credit Extensions shall mean (a) with respect to a LIBO Rate Loan, 3.25% per annum, and (b) with respect to a Base Rate Loan, 2.250% per annum (the “2020 FILO Margin Amendment”). For the avoidance of doubt, any Credit Extensions under the FILO Facility made in 2021 or thereafter in accordance with the Credit Agreement shall not be subject to the foregoing increase in the Applicable Margin, which only shall apply to 2020 FILO Credit Extensions.
Except as expressly provided with respect to Limited Waiver and 2020 FILO Margin Amendment set forth herein, the Credit Agreement and each of the Schedules and Exhibits and other Loan Documents related thereto shall remain in full force and effect and the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects. No delay or omission by the Administrative Agent or Lenders in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single, periodic or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the other Loan Documents or otherwise.
Upon the Waiver Effective Date, this waiver letter shall constitute a Loan Document under and as defined in the Credit Agreement and the 2020 FILO Margin Amendment immediately shall take effect without any further action by the parties to the Credit Agreement. This waiver letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this consent letter by email, PDF copy, facsimile or other electronic means shall be effective as delivery of a manually executed counterpart thereof.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WHETHER IN CONTRACT, IN TORT OR BY STATUTE OR REGULATION. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS WAIVER LETTER AS THOUGH SET FORTH IN THEIR ENTIRETY HEREIN, MUTATIS MUTANDIS.

[Signature pages follow]

LEAD BORROWER:

BARNES & NOBLE EDUCATION, INC., a Delaware corporation

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President, Chief Financial Officer

BNED Waiver Letter
Signature Page

BORROWERS:

B&N EDUCATION, LLC, a Delaware limited liability company
BARNES & NOBLE COLLEGE BOOKSELLERS, LLC, a Delaware limited liability company
BNED DIGITAL HOLDINGS, LLC, a Delaware limited liability company
BNED LOUDCLOUD, LLC, a Delaware limited liability company
BNED MBS HOLDINGS, LLC, a Delaware limited liability company
PROMOVERSITY LLC, a Delaware limited liability company
MBS AUTOMATION LLC, a Delaware limited liability company
MBS DIRECT, LLC, a Delaware limited liability company
MBS INTERNET, LLC, a Delaware limited liability company
MBS SERVICE COMPANY LLC, a Delaware limited liability company
MBS TEXTBOOK EXCHANGE, LLC, a Delaware limited liability company
TEXTBOOKCENTER LLC, a Delaware limited liability company
TXTB.COM, LLC, a Delaware limited liability company
STUDENT BRANDS, LLC, a Delaware limited liability company

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President, Chief Financial Officer

BNED Waiver Letter
Signature Page

BORROWERS (CONT’D):

CRAM LLC, a Delaware limited liability company
EDUCATE AHORA LLC, a Delaware limited liability company
ETUDIER FACILE LLC, a Delaware limited liability company
STUDY MODE LLC, a California limited liability company
TRABALHOS FEITOS, LLC, a Delaware limited liability company
WORLDWIDE KNOWLEDGE LLC, a Delaware limited liability company

By:	STUDENT BRANDS, LLC, a Delaware
limited liability company
By:    /s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President, Chief Financial Officer

PAPERRATER, LLC, a Delaware limited liability company

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President, Chief Financial Officer

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:
BANK OF AMERICA, N.A.,
as Administrative Agent and as Collateral Agent
By:    /s/ Andrew Cerussi
Name:    Andrew Cerussi
Title:    Sr. Vice President

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:
BANK OF AMERICA, N.A.,
as a Lender, LC Issuer and Swing Line Lender
By:    /s/ Andrew Cerussi
Name:    Andrew Cerussi
Title:    Sr. Vice President

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Hai Nguyen
Name:    Hai Nguyen
Title:    Authorized Officer

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Lauren Murphy
Name:    Lauren Murphy
Title:    Director

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

TRUIST BANK, as successor by merger to SUNTRUST BANK
By:    /s/ JC Fanning
Name:    JC Fanning
Title:    Vice President

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

CAPITAL ONE, NATIONAL ASSOCIATION, as
successor to CAPITAL ONE BUSINESS CREDIT CORP.,
as a Lender
By:    /s/ Julianne Low
Name:    Julianne Low
Title:    Senior Director

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

CITIZENS BUSINESS CAPITAL,
A DIVISION OF CITIZENS ASSET FINANCE INC.,
as a Lender
By:    /s/ William Boyle
Name:    William Boyle
Title:    AVP

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

REGIONS BANK,
as a Lender
By:    /s/ Kevin R. Rogers
Name:    Kevin R. Rogers
Title:    Managing Director

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION
as a Lender
By:    /s/ Michael Etienne
Name:    Michael Etienne
Title:    Senior Vice President

BNED Waiver Letter
Signature Page

ACKNOWLEDGED AND AGREED:

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Stephen R. Santini
Name:    Stephen R. Santini
Title:    Vice President

BNED Waiver Letter
Signature Page